Fourth Quarter and Full-Year 2015 FOURTH QUARTER AND FULL-YEAR 2015 RESULTS February 19, 2016

Fourth Quarter and Full-Year 20152 FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation or regulation, including those relating to environmental requirements, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present “gross margin” per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a “non-GAAP financial measure,” as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations. We refer to “on-going earnings” in this presentation, which is also a non-GAAP financial measure. We also provide a reconciliation to show impacts of our noncontrolling interests for the Palo Verde lease extensions. We believe on-going earnings and the information provided in the reconciliation provide investors with useful indicators of our results that are comparable among periods because they exclude the effects of unusual items that may occur on an irregular basis. Investors should note that these non-GAAP financial measures may involve judgments by management, including whether an item is classified as an unusual item. These measures are key components of our internal financial reporting and are used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses.

Fourth Quarter and Full-Year 20153 CONSOLIDATED EPS COMPARISON 2015 VS. 2014 $0.37 $0.05 2015 2014 4th Quarter GAAP Net Income $0.37 $0.05 4th Quarter On-Going Earnings $3.92 $3.58 2015 2014 Full-Year GAAP Net Income $3.92 $3.58 Full-Year On-Going Earnings

Fourth Quarter and Full-Year 20154 Gross Margin(1) $0.18 ON-GOING EPS VARIANCES 4TH QUARTER 2015 VS. 4TH QUARTER 2014 Other, net $0.03 D&A $(0.10) (1) Excludes costs, and offsetting operating revenues, associated with renewable energy (excluding AZ Sun), demand side management and similar regulatory programs. O&M (1) $0.21 4Q 2014 4Q 2015 Gross Margin kWh Sales $0.04 Weather $0.04 LFCR $0.01 Four Corners $0.06 Transmission $0.04 AZ Sun $0.01 Wholesale Contract $(0.02) $0.05 $0.37

Fourth Quarter and Full-Year 20155 Gross Margin(1) $0.48 ON-GOING EPS VARIANCES FULL YEAR 2015 VS. 2014 (1) Excludes costs, and offsetting operating revenues, associated with renewable energy (excluding AZ Sun), demand side management and similar regulatory programs. (2) Adjusted for the impacts of our noncontrolling interests for the Palo Verde lease extensions. See non-GAAP reconciliation in appendix. O&M(1) $0.18 D&A(2) $(0.37) Other, net $(0.03) Interest, Net of AFUDC $0.08 $3.58 $3.92 2014 2015 Gross Margin kWh Sales $0.10 Weather $0.06 LFCR $0.06 Four Corners $0.31 Transmission $0.02 AZ Sun $0.03 Wholesale Contract $(0.08) Other $(0.02)

Fourth Quarter and Full-Year 20156 ECONOMIC INDICATORS Arizona and Metro Phoenix remain attractive places to live and do business Single Family & Multifamily Housing Permits Maricopa County Job Growth (Total Nonfarm) – Metro Phoenix (10.0)% (5.0)% 0.0% 5.0% 10.0% '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Metro Phoenix U.S. YoY Change 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Single Family Multifamily Construction, healthcare, tourism, financial activities, business services, and consumer services adding jobs at a rate above 3% Phoenix ranked 1st in tech industry job growth over last 2 years (tied with San Francisco) - CBRE September 2015 Phoenix ranked 6th for commercial real estate investment (3rd excluding Texas cities) - Situs RERC, August 2015 Arizona ranked 1st for projected job growth - Forbes September 2015 E

Fourth Quarter and Full-Year 20157 ON-GOING EPS GUIDANCE AS OF FEBRUARY 19, 2016 2015 2016 Guidance * Assumes normal weather See key factor and assumptions in appendix. $3.92 $3.90 - $4.10* + Adjustment mechanisms, primarily Transmission and LFCR + Modest sales growth – Higher O&M, primarily planned fossil outages Key Drivers 2015 - 2016

Fourth Quarter and Full-Year 2015 APPENDIX

Fourth Quarter and Full-Year 20159 2016 KEY DATES ACC Key Dates Docket # Q1 Q2 Q3 Q4 Key Recurring Regulatory Filings Lost Fixed Cost Recovery E-01345A-11-0224 Jan 15 Transmission Cost Adjustor E-01345A-11-0224 May 15 Renewable Energy Surcharge TBD Jul 1 APS Rate Case Filing E-01345A-16-0036 Jun 1 Resource Planning and Procurement E-00000V-15-0094 Mar 1: Preliminary IRP filed Mar: All source RFP issued (tentatively) Oct 1: File updates to preliminary IRP* Value and Cost of Distributed Generation E-00000J- 14-0023 Feb 25: DG Methodologies & supporting testimony filed Apr 7: Rebuttal testimony and alternate proposals due Apr 15: Pre-hearing Apr 18: Hearing, to be completed by May 6 ACC Open Meetings - ACC Open Meetings Held Monthly * April 2017: Final IRP due Other Key Dates Docket # Q1 Q2 Q3 Q4 Arizona State Legislature n/a In session Jan 11- End of Q2

Fourth Quarter and Full-Year 201510 ARIZONA ELECTRIC UTILITIES GENERAL RATE CASES UNS Electric Docket # E-04204A-15-0142 Application filed May 5, 2015 Direct testimony - ex rate design, cost of service (Nov 6, 2015) Direct testimony - rate design, cost of service (Dec 9, 2015) Rebuttal testimony (Jan 19, 2016) Surrebuttal testimony (Feb 19, 2016) Rejoinder testimony (Feb 26, 2016) Pre-hearing (Feb 26, 2016) Hearing (Mar 1, 2016) Tucson Electric Power Company Docket # E-01933A-15-0322 Application filed Sep 4, 2015 Direct testimony – ex rate design and cost of service (Jun 3, 2016) Direct testimony – rate design and cost of service (Jun 24, 2016) Rebuttal testimony (Jul 25, 2016) Surrebuttal testimony (Aug 18, 2016) Rejoinder testimony - (Aug 25, 2016) Pre-hearing (Aug 25, 2016) Hearing (Aug 31, 2016) Sulphur Springs Valley Electric Cooperative Docket # E-01575A-15-0312 Application filed Aug 31, 2015 Direct testimony - ex rate design, cost of service (Mar 18, 2016) Direct testimony - rate design, cost of service (Apr 1, 2016) Rebuttal testimony (Apr 27, 2016) Surrebuttal testimony (May 20, 2016) Rejoinder (May 27, 2016) Pre-hearing (Jun 2, 2016) Hearing (Jun 7, 2016) Trico Electric Cooperative Docket # E-01461A-15-0363 Application filed Oct 23, 2015 Direct testimony - ex rate design, cost of service (May 4, 2016) Direct testimony - rate design, cost of service (May 25, 2016) Rebuttal testimony (Jun 22, 2016) Surrebuttal testimony (Jul 8, 2016) Rejoinder (Jul 15, 2016) Pre-hearing (Jul 18, 2016) Hearing (Jul 19, 2016)

Fourth Quarter and Full-Year 201511 2016 ON-GOING EPS GUIDANCE Key Factors & Assumptions as of February 19, 2016 2016 Electricity gross margin* (operating revenues, net of fuel and purchased power expenses) $2.34 – $2.39 billion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 0-1.0% to prior year taking into account effects of customer conservation, energy efficiency and distributed renewable generation initiatives • Assumes normal weather Operating and maintenance* $825 - $845 million Other operating expenses (depreciation and amortization including impacts related to Palo Verde sale leaseback, and taxes other than income taxes) $645 - $665 million Interest expense, net of allowance for borrowed and equity funds used during construction (Total AFUDC $50 million) $155 - $165 million Net income attributable to noncontrolling interests ~$20 million Effective tax rate 34-35% Average diluted common shares outstanding ~112.0 million On-Going EPS Guidance $3.90 - $4.10 * Excludes O&M of $94 million, and offsetting revenues, associated with renewable energy and demand side management programs.

Fourth Quarter and Full-Year 201512 FINANCIAL OUTLOOK Key Factors & Assumptions as of February 19, 2016 Assumption Impact Retail customer growth • Expected to average about 2-3% annually • Modestly improving Arizona and U.S. economic conditions Weather-normalized retail electricity sales volume growth • About 0.5-1.5% after customer conservation and energy efficiency and distributed renewable generation initiatives Assumption Impact AZ Sun Program • Additions to flow through RES until next base rate case • First 50 MW of AZ Sun is recovered through base rates Lost Fixed Cost Recovery (LFCR) • Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives Environmental Improvement Surcharge (EIS) • Assumed to recover up to $5 million annually of carrying costs for government- mandated environmental capital expenditures Power Supply Adjustor (PSA) • 100% recovery as of July 1, 2012 Transmission Cost Adjustor (TCA) • TCA is filed each May and automatically goes into rates effective June 1 • Beginning July 1, 2012 following conclusion of the regulatory settlement, transmission revenue is accrued each month as it is earned. Four Corners Acquisition • Four Corners rate increase effective January 1, 2015 Potential Property Tax Deferrals (2012 retail rate settlement): Assume 60% of property tax increases relate to tax rates, therefore, will be eligible for deferrals (Deferral rates: 50% in 2013; 75% in 2014 and thereafter) Gross Margin – Customer Growth and Weather (2016-2018) Gross Margin – Related to 2012 Retail Rate Settlement Outlook Through 2016: Goal of earning more than 9.5% Return on Equity (earned Return on Equity based on average Total Shareholder’s Equity for PNW consolidated, weather-normalized)

Fourth Quarter and Full-Year 201513 RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $6.0 $6.2 $7.4 $1.3 $1.5 $1.8 2014 2015 2016 2017 2018 APS Rate Base Growth Year-End ACC FERC Total Approved Rate Base Projected Most Recent Rate Decisions ACC FERC Rate Effective Date 7/1/2012 6/1/2015 Test Year Ended 12/31/2010* 12/31/2014 Rate Base $5.7B $1.3B Equity Layer 54% 58% Allowed ROE 10.00% 10.75% *Adjusted to include post test-year plant in service through 3/31/2012 83% 17% Generation & Distribution Transmission Rate base $ in billions, rounded

Fourth Quarter and Full-Year 201514 Credit Ratings • A- rating or better at S&P, Moody’s and Fitch 2015 Major Financing Activities • $250 million 5-year 2.20% APS senior unsecured notes issued in January 2015 • $300 million 10-year 3.15% APS senior unsecured notes issued in May 2015 - refinanced $300 million of 4.65% notes that matured May 15, 2015 • $250 million 30-year 4.35% APS senior unsecured notes issued in November 2015 2016 Major Financing Activities • Currently expect up to $650 million of long-term debt, including issuance to refinance $250 million of debt maturing in August • In addition, there will be several tax-exempt series remarketed or refinanced We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. BALANCE SHEET STRENGTH $250 $50 $500 $250 $125 $- $100 $200 $300 $400 $500 2016 2017 2018 2019 2020 APS PNW ($Millions) Debt Maturity Schedule

Fourth Quarter and Full-Year 201515 • Funded status of the pension plan finished at 88%, due to a rise in interest rates offset by a soft equity market. • The pension plan continues to employ a liability driven investment strategy in order to reduce volatility in the plan’s funded status. PENSION & OTHER POST RETIREMENT BENEFITS (“OPEB”) 90% 90% 88% YE 2013 YE 2014 YE 2015 Pension Funded Status(1) Expense(2) 2015A 2016E 2017E Pension(1) $12 $19 $18 OPEB ($10) ($13) ($11) Contributions 2015A 2016E 2017E 2018E Pension $100 $100 Up to $100 Up to $100 OPEB $1 $1 $1 $1 Assumptions 12/31/2014 12/31/2015 Discount Rate: Pension 4.02% 4.37% Expected Long-Term Return on Plan Assets: Pension 6.90% 6.90% (1) Excludes supplemental excess benefit retirement plan calculated on a PBO basis. (2) Excludes approximately 50% of total estimated expense which is attributable to amounts capitalized or billed to electric generating plant joint owners. Data as of February 19, 2016 ($ in millions)

Fourth Quarter and Full-Year 201516 OPERATIONS & MAINTENANCE OUTLOOK Goal is to keep O&M per kWh flat, adjusted for planned outages $754 $761 $788 $805 $772 $150 $124 $137 $103 $96 $94 2011 2012 2013 2014 2015 2016E PNW Consolidated RES/DSM* *Renewable energy and demand side management expenses are offset by adjustor mechanisms. ($ Millions) $825 - $845

Fourth Quarter and Full-Year 201517 $263 $215 $211 $303 $66 $77 $237 $112 $44 $235 $199 $130 $58 $110 $1 $1 $201 $123 $210 $120 $340 $357 $345 $376 $85 $88 $82 $82 2015 2016 2017 2018 CAPITAL EXPENDITURES Capital expenditures are funded primarily through internally generated cash flow ($ Millions) $1,205 $1,285 Other Distribution Transmission Renewable Generation Environmental Traditional Generation Projected $1,124 New Gas Generation $1,057 • The table does not include capital expenditures related to El Paso's 7% interest in Four Corners Units 4 and 5 of $3 million in 2015, $27 million in 2016 and $20 million in 2017. • 2016 – 2018 as disclosed in 2015 Form 10-K.

Fourth Quarter and Full-Year 201518 249 357 339 442 610 710 641 785 871 939 523 837 505 706 850 739 1,182 1,209 1,444 1,243 1,132 1,383 1,247 1,311 0 29 40 90 49 72 80 77 102 70 124 56 95 124 118 71 116 119 109 110 142 90 75 69 36 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 RESIDENTIAL PV APPLICATIONS* As of December 31, 2015, over 37,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, equivalent to 281 MW. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. * Excludes APS Solar Partner Program residential PV systems. 2014 Applications* 2014 Canceled Apps 2015 Applications* 2015 Canceled Apps Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 15 19 23 44 51 57 74 2009 2011 2013 2015 Residential DG (MW) Annual Additions

Fourth Quarter and Full-Year 201519 (18) 4 (4) (2) (10) (6) 2 5 $(20) $(15) $(10) $(5) $0 $5 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 GROSS MARGIN EFFECTS OF WEATHER VARIANCES VS. NORMAL Pretax Millions 2014 $(20) Million All periods recalculated to current 10-year rolling average (2004-2013). 2015 $(9) Million

Fourth Quarter and Full-Year 201520 10 8 15 11 12 7 11 11 16 14 17 12 11 14 18 12 $0 $10 $20 $30 $40 $50 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Renewable Energy Demand Side Management RENEWABLE ENERGY AND DEMAND SIDE MANAGEMENT EXPENSES* * O&M expenses related to renewable energy, demand side management and similar regulatory programs are partially offset by comparable revenue amounts. Pretax Millions 2014 $103 Million 2015 $96 Million

Fourth Quarter and Full-Year 201521 NON-GAAP MEASURE RECONCILIATION GROSS MARGIN $ millions pretax, except per share amounts 2015 2014 Operating revenues* 735$ 727$ Fuel and purchased power expenses* (233) (257) Gross margin 502 470 0.18$ Adjustments: Renewable energy (excluding AZ Sun), demand side management and similar regulatory programs (18) (19) - Gross margin - adjusted 484$ 451$ 0.18$ * Line items from Consolidated Statements of Income Three Months Ended December 31, EPS Impact

Fourth Quarter and Full-Year 201522 NON-GAAP MEASURE RECONCILIATION GROSS MARGIN $ millions pretax, except per share amounts 2015 2014 Operating revenues* 3,495$ 3,492$ Fuel and purchased power expenses* (1,101) (1,180) Gross margin 2,394 2,312 0.45$ Adjustments: Renewable energy (excluding AZ Sun), demand side management and similar regulatory programs (78) (84) 0.03 Gross margin - adjusted 2,316$ 2,228$ 0.48$ * Line items from Consolidated Statements of Income Twelve Months Ended December 31, EPS Impact

Fourth Quarter and Full-Year 201523 NON-GAAP MEASURE RECONCILIATION OTHER NON-GAAP $ millions pretax, except per share amounts 2015 Palo Verde Lease Extensions2 2015 Adjusted 2014 Palo Verde Lease Extensions2 2014 Adjusted Depreciation and amortization1 494 (19) 475 417 (10) 407 (0.37)$ 19 19 38 26 10 36 N/A 1 Line items from Consolidated Statements of Income 2 Not tax effected Twelve Months Ended December 31, EPS Impact Net income attributable to noncontrolling interests1